UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 26, 2012

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

518 17th Street, Suite 800 Denver, CO	80202
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 26, 2012, DCT Industrial Trust Inc. (the “Company”) held its annual meeting of stockholders in Denver, Colorado (the “Annual Meeting”). As of the record date, there were a total of 246,294,872 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

	Total Number of Votes Cast For	Total Number of Votes Withheld	Broker Non-Votes
Names of Directors
Thomas G. Wattles	199,084,604	994,969	22,037,951
Philip L. Hawkins	199,735,239	344,334	22,037,951
Marilyn A. Alexander	199,699,901	379,672	22,037,951
Thomas F. August	196,038,278	4,041,295	22,037,951
John S. Gates, Jr.	199,704,006	375,567	22,037,951
Raymond B. Greer	196,041,380	4,038,193	22,037,951
Tripp H. Hardin	199,703,016	376,557	22,037,951
John C. O’Keeffe	199,704,476	375,097	22,037,951
Bruce L. Warwick	196,016,010	4,063,563	22,037,951

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2013 and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal.

(b) Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
188,224,926	6,675,457	5,179,190	22,037,951

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2012, were as follows:

For	Against	Abstain
221,758,634	176,354	182,536

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2012 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2012	DCT INDUSTRIAL TRUST INC.

	By:	/s/ John G. Spiegleman
	Name:	John G. Spiegleman
	Title:	Executive Vice President and General Counsel